SEVERANCE AGREEMENT

      THIS SEVERANCE AGREEMENT (the "Agreement") made as of the 21st day of July, 1999 (the "Commencement Date") between Vista Bancorp, Inc., a corporation duly organized under the laws of the State of New Jersey, with offices at 305 Roseberry Street, Phillipsburg, New Jersey 08865 ("Vista" or the Company"), and Barbara Harding of 305 Roseberry Street, Phillipsburg, New Jersey 08865 (the "Employee").

      WHEREAS, the Employee has been a loyal and long-term employee of Vista or a related entity for many years; and

      WHEREAS, Vista wishes to provide the Employee with the comfort of knowing that if the Employee loses his or her position with Vista, or any related entities, as a result of any involuntary termination or upon a "change in control", the Employee will be entitled to receive a severance benefit; and

      WHEREAS, the Employee acknowledges that the Company does not maintain any severance programs as defined under the Employee Retirement Income Security Act of 1974 ("ERISA"), and that, prior to the Commencement Date, the Employee is not entitled to any severance benefits upon a termination of employment.

      NOW, THEREFORE, the parties agree as follows:

1. Definitions. For purposes of this Agreement, the following words and phrases shall be defined as follows:

      a. "Base Salary" shall mean the base salary which is payable on a regular basis to the Employee, excluding bonuses and taxable fringe benefits.

      b. "Cause" shall include, but not be limited to, any false statement that was intentionally or negligently made, contained in any corporate records; the commission by the Employee of any crime or fraud against the Company or its property, or any crime involving moral turpitude or reasonably likely to bring discredit upon the Company; and any violation of the Company's operating policies.

      c. "Change in Control" shall mean: (i) the acquisition of ownership of stock of the Company, by any person (including, without limitation, a corporation, trust, partnership, joint venture, limited liability company (a "Person") or by any group of Persons), whether directly, indirectly, beneficially or of record, which acquisition, together with stock held by such person or group, represents more than 50% of the total voting power of all outstanding stock of the Company (provided that no Change in Control shall occur under this subparagraph (i) if the

            Person acquiring any additional stock already possessed more than 50% of the total fair market voting power of the stock of the Company); (ii) any merger or consolidation of the Company which the stockholders of the Company before such merger or consolidation do not, as a result of the merger or consolidation, own at least 50% of the merger or consolidation; or (iii) any nomination and election of 50% or more of all members of the Board of Directors of the Company that occurs at any 3 consecutive meetings of the shareholders, whose election is without the recommendation of the Board. "Change in Control" shall not include the acquisition of the Company's stock by any Company employee benefit plans or any actions by the members of the Board of Directors, when acting as the Board of Directors.

      d. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      e. "Termination Date" shall mean the last day the Employee performs any services for Vista, or any related entity or successor entity, and is paid wages as an employee, exclusive of vacation and severance payments, and excluding any leave of absence periods.

2. Term. The term of the Agreement shall commence on the Commencement Date, and shall continue on an uninterrupted basis until terminated with the mutual consent of the Employee and Vista, or any related entity or successor entity, or upon the voluntary termination of the Employee's employment with Vista or any successor entity. Upon the Employee's Termination Date, no additional services shall be required by the Employee (unless provided otherwise under any consulting agreement), and any payments due for the performance of any services, and reimbursement for any expenses, shall be made within a period of 30 days from the Termination Date.

3. Condition for Severance Benefits. In order to be entitled to any severance benefits, the Employee agrees to execute a General Release that shall fully release and forever discharge the company and the shareholders, officers, employees and directors of the Company and any and all related companies, from all claims or demands the Employee may have based on employment with the Company. These claims shall include, but are not limited to, claims arising under the Constitution of the United Sates, a release of any rights or claims the Employee may have under the Age Discrimination in Employment Act of 1967; Title VII of the Civil Right Act of 1964; the Civil Rights Act of 1966; the Equal Pay Act; or any other federal, state or local laws or regulations prohibiting employment discrimination; the Employee Retirement Income Security Act of 1974; Executive Orders 11246 and 11141; the Constitution of the State of New Jersey or any other states in which the Employee resides or works; any New Jersey or other state laws against discrimination; any claims of breach of public policy of the State of New Jersey or other state, negligence, breach of contract, wrongful discharge, constructive discharge, breach of an implied covenant of good faith and fair dealings; any express or implied contracts with the Company or any related companies; any federal or state common law and any federal, state or local statutes, ordinances and regulations.

      The General Release shall be in a format prepared by the Company, which shall be consistent with the above provisions and shall comply with the Older Workers Benefit Protection Act of 1990 ("OWBPA"), including a 21 day period to review the General Release, and an 7 day revocation period (or any other periods required under any future laws). Any severance payments shall be the Employee's exclusive right and remedy against the Company.

4. Severance Benefits. The Employee's employment may be terminated by the Employee or by the Company or any related entity or successor entity without "Cause", notice or liability at any time. Upon the occurrence of any termination of employment, the following severance benefits shall be provided, depending upon the specific circumstances of any termination:

      a. Basic Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment with the Company for any reason, without "Cause", the Employee shall be entitled to a Basic Severance Benefit equal to payment of the Employee's Base Salary for a period of 24 months.

      b. Change in Control Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment in anticipation of a reorganization or a "Change in Control", or if the Company, or any related entity or any successor entity terminates the Employee's employment following a Change in Control for any other reasons without "Cause", or if the Employee's employment is "constructively terminated" as defined in Section 8, the Employee shall receive a payment equal to the Employee's Base Salary for a period of 36 months.

      All severance benefits shall be paid in accordance with the Company's normal payroll practices or in a single lump sum payment, within the discretion of the Company. However, the severance benefit shall not be paid until after 8 days after receipt of an executed copy of a General Release by the Company as provided in Section 3 and the return of all property to the Company, as provided in Section 10. Severance benefits shall also be reduced to the extent of any advance payments, for any excess expense reimbursements, and for any amounts owed to the Company by the Employee (other than normal personal residence, home equity and similar loans).

      In the event of the death of the Employee after the commencement of entitlement to any severance benefit payable under Section 4, all benefits shall be paid in a lump sum to the Employee's spouse, or if no spouse exists, to the Employee's estate.

      Notwithstanding any interpretation to the contrary, in no event shall the Employee be entitled to both the Basic Severance Benefit and the Change in Control Severance

      Benefit.

5. Benefits. Upon the occurrence of any termination of employment by the Company, or any related entity or successor entity without "Cause", or upon the occurrence of a "constructive termination" in accordance with
      Section 8, the Employee shall be entitled to the following general benefits.

      a. All salary and wages through the Termination Date shall be paid in accordance with the Company's normal payroll procedures.

      b. All accrued vacation pay shall be included in the Employee's final paycheck.

      c. The Employee shall be entitled to elect to receive continuation health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") after his Termination Date, which is the date of the "qualifying event" under COBRA. The Company shall pay the full cost of any COBRA coverage elected by the Employee, or any member of the Employee's immediate family for a period of up to 18 months.

      d. All medical, group-term life insurance, long-term disability, short-term disability, and other welfare benefits shall be terminated in accordance with the provisions of all plans. The Employee may be entitled to individual conversion privileges under the various policies. The Company shall provide such information to the Employee regarding all individual conversion rights.

      e. The Employee shall be entitled to a distribution of all benefits under the Company retirement programs, including the Vista Pension and Section 401(k) Plans, in accordance with the provisions of all Plan documents. All severance benefits paid in the Plan Year in which the Termination Date occurs (but not any subsequent Plan Years) shall be treated as Compensation for purposes of Employee Salary Reduction Contributions to the Section 401(k) Plan, if permitted in accordance with the provisions of the Section 401(k) Plan, unless the Employee directs otherwise. For purposes of all other Company Contributions, all severance benefits shall be considered as Compensation to the extent required under the Section 401(k) Plan.

      f. The Employee shall be entitled to exercise any vested Stock Options, in accordance with the provisions of the 1998 Stock Compensation Plan, and any individual Option Agreements.

      g. The Employee shall become vested in any unvested Stock Grants under the ROE Plan.

      h.    Any executive benefits shall terminate on the Termination Date.

      i. The Employee shall be entitled to state unemployment benefits, in accordance with the rules for the State of New Jersey.

      Notwithstanding any provision to the contrary, except as provided in this Agreement, the payment of any severance benefits shall not be treated as extending any individual's employment for any employee benefit or employment purposes.

6. Voluntary Termination, Retirement, Death and Disability. The Employee shall not be entitled to any severance benefits in the event of any voluntary termination of employment either before, or after, any Change in Control or other corporate events, unless a "constructive termination" shall occur, as defined in Section 8. Furthermore, notwithstanding any provisions to the contrary, no severance benefits shall be payable in the event the Employee becomes disabled, dies, or otherwise retires in accordance with the normal policies of the Company.

7. Discharge for Cause. The Company, or any related entity or successor entity may immediately terminate this Agreement and the Employee's employment at any time for "Cause". Upon termination of this Agreement for Cause, the Company shall have no further obligations to the Employee other than to pay for services performed and reimbursement for expenses payable as of the date of such termination, and to provide any benefits as legally required under Section 4. However, the Employee shall have no right to the payment of any Basic Severance or Change in Control Severance Benefits in the event of a termination for "Cause".

8.    Change in Control.

      a. Upon the occurrence of a "Change in Control" of the Company, including any affiliated or subsidiary companies, followed by the involuntary termination of the Employee's employment within a period of 1 year after such Change in Control, other than for "Cause", retirement, death or disability, the Employee shall be entitled to receive all severance benefits identified in Sections 4(b) and 5 of this Agreement, and any other benefits to which the Employee is entitled under any other Company programs. Upon the occurrence of a Change in Control and a "Constructive Termination" of the Employee, the Employee shall also have the right to voluntarily terminate the Employee's employment at any time for a period of up to 1 year after such Change in Control, and to receive the severance benefits identified in Section 4(b) and 5. For purposes of this Agreement, a "Constructive Termination" shall be deemed to occur as a result of any reduction in the Employee's Base Salary determined as of the date of the Change in Control; or the relocation of the Employee's principal place of employment by more than 70 miles from its location immediately prior to the Change in Control. Upon the occurrence of any of these events, the Employee shall provide the Company with not less than 14 days prior written notice of resignation given within a reasonable period of time not to exceed 3 months after the occurrence of the last event giving rise to said Constructive Termination. If the Company in good faith disputes that the Employee is entitled to terminate the Employee's employment due to a

            Constructive Termination, it shall so inform the Employee in writing within 14 days of the written notice provided by the Employee. If disputed by the Company, the parties shall promptly proceed to arbitration in accordance with Section 21 of this Agreement. Pending resolution of the dispute by arbitration, the Company shall continue to pay the Employee's Base Salary and benefits. If it is ultimately determined that the Employee did not have grounds for voluntarily terminating the Employee's employment, the Employee shall return to the Company, without interest, all cash compensation received by the Employee subsequent to the day the Employee's employment was terminated.

      b.    Notwithstanding any provision to the contrary, in the event that:

            i. The aggregate payments of benefits to be made or afforded to the Employee under this Agreement (the "Termination Benefits") would be deemed to include an "excess parachute payment" under
                  Section 280G of the Code or any successor thereto; and

            ii. If such Termination Benefits were reduced to an amount (the "Non-Triggering Amount"), the value of which is $1 less than an amount equal to the total amount of any payments permissible under Section 280G of the Code or any successor thereto.

            then the Termination Benefits to be paid to the Employee shall be so reduced so as to be a Non-Triggering Amount. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 8 shall be determined by the Employee, with the consent of the Company.

      c. Notwithstanding the foregoing provisions, if after the application of Section 8(b) above, it is determined that the Employee received an excess parachute payment despite the reduction in the Employee's Termination Benefits, the excess of such Termination Benefits paid to the Employee of 2.99 times the Employee's "base amount", as defined in Section 280G of the Code, shall be treated as a loan to the Employee and the Employee shall be required to repay such amount to the Company, or the successor of the Company, within 5 years of the date of such determination, with interest at the prime rate, as set forth from time to time in the Wall Street Journal.

9. Trade Secrets, Confidential and/or Proprietary Information. The Employee shall regard and preserve as confidential: (i) all trade secrets and/or other proprietary and/or confidential information belonging to the Company; and (ii) all trade secrets and/or other proprietary and/or confidential information belonging to a third party which have been confidentially disclosed to the Company, which trade secrets and/or other proprietary and/or confidential information described in (i) and (ii) above (collectively, "Confidential Information") have been or may be developed or obtained by or disclosed to the Employee by reason of the Employee's relationship with the Company. The Employee shall not, without written authority from the Company to do so, use for the Employee's own benefit or purposes, or the benefit or purpose of any person or entity other than the Company, nor disclose to others, either during the term of this Agreement or thereafter, except as required in the course of performance of services under this Agreement, any Confidential Information. This provision shall not apply to the Employee's general expertise and know-how, nor to Confidential Information that has been voluntarily disclosed to the public by the Company, or otherwise entered the public domain through lawful means. Confidential information shall include, but not be limited to, all nonpublic information relating to the Company's (i) business, research, development and marketing plans, strategies and forecasts; (ii) business; (iii) products (whether existing, in development, or being contemplated); (iv) customers' identities, usages, and requirements; (v) reports; (vi) formulas; (vii) specifications; (viii) designs, software and other technology; and (ix) terms of contracts.

10. Return of Documents. Upon the termination of the Employee's employment, the Employee shall return all media on which any Confidential Information may be recorded or located, including, without limitation, documents, program source codes, samples, models, blueprints, photocopies, photographs, drawings, descriptions, reproductions, cards, tapes, discs and other storage facilities (collectively "Documentation") made by the Employee or that come into the Employee's possession by reason of the Employee's relationship hereunder with the Company are the property of the Company and shall be returned to the Company. The Employee shall not deliver, reproduce, or in any way allow any Documentation to be delivered or used by any third party without the written direction or consent of a duly authorized representative of the Company.

11. Covenant Not to Compete. The Employee agrees that during the Employee's association with the Company and for 2 years after the Employee's Termination Date, the Employee shall not, directly or indirectly, through any other person, firm, corporation or other entity, compete with the Company, anywhere within a radius of 30 miles from 305 Roseberry Street, Phillipsburg, New Jersey 08865, in the performance of banking services, including the operation of branches for any competing entities within the 30 mile radius; or within 10 miles of any branches of the Company or any related entity prior to any Change in Control. The Company and the Employee agree that the Company's business is regional in scope and is highly competitive. The Employee, therefore acknowledges that the scope of this Non-Solicitation is reasonable, and applies in the context of any voluntary or involuntary termination of employment. In the event that any aspect of this covenant is deemed to be unreasonable by a court, the Employee shall submit to the reduction of either the time or territory to such an area or period as the court shall deem reasonable. In the event the Employee violates this covenant, then the time limitation shall be extended for a period of time equal to the pendency of such proceedings, including appeals.

12. No Solicitation of Employees. During the course of employment with the Company, the Employee shall come into contact and become familiar with the Company's employees, their knowledge, skills, abilities, salaries, commissions, draws, benefits, and other matters with respect to such employees, all of which information is not generally known to the public, but has been developed, acquired or compiled by the Company at its great effort and expense. Any solicitation, luring away or hiring of such employees of the Company shall be highly detrimental to the business of the Company and may cause serious loss of business and great and irreparable harm. Consequently, the Employee covenants and agrees that during the course of employment with the Company and for a period of 1 year after the Employee's Termination Date, whether voluntary or involuntary, the Employee shall not, directly or indirectly, whether on behalf of the Employee or others, solicit, lure or hire away any employees of the Company or assist or aid in any such activity.

13. Waivers. A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof. All rights, remedies, undertakings or obligations contained in this Agreement shall be cumulative and none of them shall be in limitation of any other right, remedy, undertaking or obligation of either party.

14. Severability. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15. Injunction Relief. Damages may be an inadequate remedy in the event of an intended, threatened or actual breach by the Employee of any of the provisions of this Agreement. Any breach by the Employee may cause the Company great and irreparable injury and damage. To the extent that such injury and damage can be demonstrated to a court of competent jurisdiction, the Company shall be entitled, without waiving any additional rights or remedies otherwise available to the Company at law, or in equity or by statute, to injunctive and other equitable relief in the event of an intended, threatened, or actual breach by the Employee of any said covenants.

16. Liability Coverage. The Company, and any related entity or successor entities agrees to indemnify the Employee in accordance with the terms of the Vista Bylaws. The Company also agrees to continue to provide any existing officers and directors insurance and/or liability policies covering the Employee through any Termination Date, and shall use its best efforts to continue to maintain the policies in effect at the time of termination or comparable policies covering the Employee for the Employee's period of employment with the Company, and for a period of 3 years after the date of any termination. In no event shall the Employee receive any lesser officers and directors protection, than is provided to the current active Board of Directors.

17. Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

18. Entire Agreement. This Agreement contains the entire agreement between the Employee and the Company with respect to the transactions contemplated herein, and supersedes all previous written and oral negotiations, commitments, and understandings. Its terms shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto and making specific reference to this Agreement.

19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Employee, his or her heirs, executors, administrators, and legal representations, and the Company, it successors and assigns.

20. Amendment. This Agreement may not be altered, changed, amended or terminated except by written agreement signed by the Employee and the Company.

21. Arbitration. Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration award shall be final and binding and judgement upon the award rendered in such arbitration may be entered in any court having jurisdiction thereof.

22. Right to Withhold. The Company shall have the right to deduct from payments due to the Employee under this Agreement, any and all Federal, state or local taxes, if any, required by law to be withheld with respect to such payments.

23. Written Notices. Any notice, request or other document to be given hereunder by the Company to the Employee or by the Employee to the Company shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid and addressed as follows:

      If to the Company:

      Vista Bancorp, Inc.
      305 Roseberry Street
      Phillipsburg, New Jersey 08865
      Attention:  President

      If to the Employee:

      Barbara Harding
      305 Roseberry Street
      Phillipsburg, New Jersey 08865

24. Non-Defamation. During the course of the Employee's employment by the Company, or any related entity or successor entities, or at any time thereafter, the Employee shall not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Company, or any related entity or successor entities, or their reputations, nor shall the Employee assist any other person, firm or company in so doing. The Company also agrees that it will not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Employee or the Employee's reputation, nor will the Company assist any other person, firm or entities in engaging in such activities.

25. References. After the termination of the Employee's employment with the Company, or any related entity or successor entities, reference inquiries from prospective employers shall be handled by only verifying the Employee's dates of employment, last position held, and levels of Compensation.

26. New Jersey Law. The Employee and the Company agree that this Agreement and any interpretation thereof shall be governed by the laws of the State of New Jersey.

27. Headings. The headings contained in this Agreement are for reference only. In the event of a conflict between a heading and the context of any Section, the context of the Section shall control.


WITNESS                                     BARBARA HARDING


-------------------------------             ------------------------------------

WITNESS                                     VISTA BANCORP, INC.


-------------------------------             ------------------------------------

                               SEVERANCE AGREEMENT

      THIS SEVERANCE AGREEMENT (the "Agreement") made as of the 21st day of July, 1999 (the "Commencement Date") between Vista Bancorp, Inc., a corporation duly organized under the laws of the State of New Jersey, with offices at 305 Roseberry Street, Phillipsburg, New Jersey 08865 ("Vista" or the Company"), and David L. Hensley of 305 Roseberry Street, Phillipsburg, New Jersey 08865 (the "Employee").

      WHEREAS, the Employee has been a loyal and long-term employee of Vista or a related entity for many years; and

      WHEREAS, Vista wishes to provide the Employee with the comfort of knowing that if the Employee loses his or her position with Vista, or any related entities, as a result of any involuntary termination or upon a "change in control", the Employee will be entitled to receive a severance benefit; and

      WHEREAS, the Employee acknowledges that the Company does not maintain any severance programs as defined under the Employee Retirement Income Security Act of 1974 ("ERISA"), and that, prior to the Commencement Date, the Employee is not entitled to any severance benefits upon a termination of employment.

      NOW, THEREFORE, the parties agree as follows:

1. Definitions. For purposes of this Agreement, the following words and phrases shall be defined as follows:

      f. "Base Salary" shall mean the base salary which is payable on a regular basis to the Employee, excluding bonuses and taxable fringe benefits.

      g. "Cause" shall include, but not be limited to, any false statement that was intentionally or negligently made, contained in any corporate records; the commission by the Employee of any crime or fraud against the Company or its property, or any crime involving moral turpitude or reasonably likely to bring discredit upon the Company; and any violation of the Company's operating policies.

      h. "Change in Control" shall mean: (i) the acquisition of ownership of stock of the Company, by any person (including, without limitation, a corporation, trust, partnership, joint venture, limited liability company (a "Person") or by any group of Persons), whether directly, indirectly, beneficially or of record, which acquisition, together with stock held by such person or group, represents more than 50% of the total voting power of all outstanding stock of the Company (provided that no Change in Control shall occur under this subparagraph (i) if the Person acquiring any additional stock already possessed more than 50% of the total fair market voting power of the stock of the Company); (ii) any merger or consolidation of the Company which the stockholders of the Company before such merger or consolidation do not, as a result of the merger or consolidation, own at least 50% of the merger or consolidation; or (iii) any nomination and election of 50% or more of all members of the Board of Directors of the Company that occurs at any 3 consecutive meetings of the shareholders, whose election is without the recommendation of the Board. "Change in Control" shall not include the acquisition of the Company's stock by any Company employee benefit plans or any actions by the members of the Board of Directors, when acting as the Board of Directors.

      i. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      j. "Termination Date" shall mean the last day the Employee performs any services for Vista, or any related entity or successor entity, and is paid wages as an employee, exclusive of vacation and severance payments, and excluding any leave of absence periods.

28. Term. The term of the Agreement shall commence on the Commencement Date, and shall continue on an uninterrupted basis until terminated with the mutual consent of the Employee and Vista, or any related entity or successor entity, or upon the voluntary termination of the Employee's employment with Vista or any successor entity. Upon the Employee's Termination Date, no additional services shall be required by the Employee (unless provided otherwise under any consulting agreement), and any payments due for the performance of any services, and reimbursement for any expenses, shall be made within a period of 30 days from the Termination Date.

29. Condition for Severance Benefits. In order to be entitled to any severance benefits, the Employee agrees to execute a General Release that shall fully release and forever discharge the company and the shareholders, officers, employees and directors of the Company and any and all related companies, from all claims or demands the Employee may have based on employment with the Company. These claims shall include, but are not limited to, claims arising under the Constitution of the United Sates, a release of any rights or claims the Employee may have under the Age Discrimination in Employment Act of 1967; Title VII of the Civil Right Act of 1964; the Civil Rights Act of 1966; the Equal Pay Act; or any other federal, state or local laws or regulations prohibiting employment discrimination; the Employee Retirement Income Security Act of 1974; Executive Orders 11246 and 11141; the Constitution of the State of New Jersey or any other states in which the Employee resides or works; any New Jersey or other state laws against discrimination; any claims of breach of public policy of the State of New Jersey or other state, negligence, breach of contract, wrongful discharge, constructive discharge, breach of an implied covenant of good faith and fair dealings; any express or implied contracts with the Company or any related companies; any federal or state common law and any federal, state or local statutes, ordinances and regulations.

      The General Release shall be in a format prepared by the Company, which shall be consistent with the above provisions and shall comply with the Older Workers Benefit Protection Act of 1990 ("OWBPA"), including a 21 day period to review the General Release, and an 7 day revocation period (or any other periods required under any future laws). Any severance payments shall be the Employee's exclusive right and remedy against the Company.

30. Severance Benefits. The Employee's employment may be terminated by the Employee or by the Company or any related entity or successor entity without "Cause", notice or liability at any time. Upon the occurrence of any termination of employment, the following severance benefits shall be provided, depending upon the specific circumstances of any termination:

      c. Basic Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment with the Company for any reason, without "Cause", the Employee shall be entitled to a Basic Severance Benefit equal to payment of the Employee's Base Salary for a period of 12 months.

      d. Change in Control Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment in anticipation of a reorganization or a "Change in Control", or if the Company, or any related entity or any successor entity terminates the Employee's employment following a Change in Control for any other reasons without "Cause", or if the Employee's employment is "constructively terminated" as defined in Section 8, the Employee shall receive a payment equal to the Employee's Base Salary for a period of 24 months.

      All severance benefits shall be paid in accordance with the Company's normal payroll practices or in a single lump sum payment, within the discretion of the Company. However, the severance benefit shall not be paid until after 8 days after receipt of an executed copy of a General Release by the Company as provided in Section 3 and the return of all property to the Company, as provided in Section 10. Severance benefits shall also be reduced to the extent of any advance payments, for any excess expense reimbursements, and for any amounts owed to the Company by the Employee (other than normal personal residence, home equity and similar loans).

      In the event of the death of the Employee after the commencement of entitlement to any severance benefit payable under Section 4, all benefits shall be paid in a lump sum to the Employee's spouse, or if no spouse exists, to the Employee's estate.

      Notwithstanding any interpretation to the contrary, in no event shall the Employee be entitled to both the Basic Severance Benefit and the Change in Control Severance Benefit.

31. Benefits. Upon the occurrence of any termination of employment by the Company, or any related entity or successor entity without "Cause", or upon the occurrence of a "constructive termination" in accordance with
      Section 8, the Employee shall be entitled to the following general benefits.

      j. All salary and wages through the Termination Date shall be paid in accordance with the Company's normal payroll procedures.

      k. All accrued vacation pay shall be included in the Employee's final paycheck.

      l. The Employee shall be entitled to elect to receive continuation health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") after his Termination Date, which is the date of the "qualifying event" under COBRA. The Company shall pay the full cost of any COBRA coverage elected by the Employee, or any member of the Employee's immediate family for a period of up to 18 months.

      m. All medical, group-term life insurance, long-term disability, short-term disability, and other welfare benefits shall be terminated in accordance with the provisions of all plans. The Employee may be entitled to individual conversion privileges under the various policies. The Company shall provide such information to the Employee regarding all individual conversion rights.

      n. The Employee shall be entitled to a distribution of all benefits under the Company retirement programs, including the Vista Pension and Section 401(k) Plans, in accordance with the provisions of all Plan documents. All severance benefits paid in the Plan Year in which the Termination Date occurs (but not any subsequent Plan Years) shall be treated as Compensation for purposes of Employee Salary Reduction Contributions to the Section 401(k) Plan, if permitted in accordance with the provisions of the Section 401(k) Plan, unless the Employee directs otherwise. For purposes of all other Company Contributions, all severance benefits shall be considered as Compensation to the extent required under the Section 401(k) Plan.

      o. The Employee shall be entitled to exercise any vested Stock Options, in accordance with the provisions of the 1998 Stock Compensation Plan, and any individual Option Agreements.

      p. The Employee shall become vested in any unvested Stock Grants under the ROE Plan.

      q.    Any executive benefits shall terminate on the Termination Date.

      r. The Employee shall be entitled to state unemployment benefits, in accordance with the rules for the State of New Jersey.

      Notwithstanding any provision to the contrary, except as provided in this Agreement, the payment of any severance benefits shall not be treated as extending any individual's employment for any employee benefit or employment purposes.

32. Voluntary Termination, Retirement, Death and Disability. The Employee shall not be entitled to any severance benefits in the event of any voluntary termination of employment either before, or after, any Change in Control or other corporate events, unless a "constructive termination" shall occur, as defined in Section 8. Furthermore, notwithstanding any provisions to the contrary, no severance benefits shall be payable in the event the Employee becomes disabled, dies, or otherwise retires in accordance with the normal policies of the Company.

33. Discharge for Cause. The Company, or any related entity or successor entity may immediately terminate this Agreement and the Employee's employment at any time for "Cause". Upon termination of this Agreement for Cause, the Company shall have no further obligations to the Employee other than to pay for services performed and reimbursement for expenses payable as of the date of such termination, and to provide any benefits as legally required under Section 4. However, the Employee shall have no right to the payment of any Basic Severance or Change in Control Severance Benefits in the event of a termination for "Cause".

34.   Change in Control.

      d. Upon the occurrence of a "Change in Control" of the Company, including any affiliated or subsidiary companies, followed by the involuntary termination of the Employee's employment within a period of 1 year after such Change in Control, other than for "Cause", retirement, death or disability, the Employee shall be entitled to receive all severance benefits identified in Sections 4(b) and 5 of this Agreement, and any other benefits to which the Employee is entitled under any other Company programs. Upon the occurrence of a Change in Control and a "Constructive Termination" of the Employee, the Employee shall also have the right to voluntarily terminate the Employee's employment at any time for a period of up to 1 year after such Change in Control, and to receive the severance benefits identified in Section 4(b) and 5. For purposes of this Agreement, a "Constructive Termination" shall be deemed to occur as a result of any reduction in the Employee's Base Salary determined as of the date of the Change in Control; or the relocation of the Employee's principal place of employment by more than 70 miles from its location immediately prior to the Change in Control. Upon the occurrence of any of these events, the Employee shall provide the Company with not less than 14 days prior written notice of resignation given within a reasonable period of time not to exceed 3 months after the occurrence of the last event giving rise to said Constructive Termination. If the Company in good faith disputes that the Employee is entitled to terminate the Employee's employment due to a Constructive Termination, it shall so inform the Employee in writing within 14 days of the written notice provided by the Employee. If disputed by the Company, the parties shall promptly proceed to arbitration in accordance with Section 21 of this Agreement. Pending resolution of the dispute by arbitration, the Company shall continue to pay the Employee's Base Salary and benefits. If it is ultimately determined that the Employee did not have grounds for voluntarily terminating the Employee's employment, the Employee shall return to the Company, without interest, all cash compensation received by the Employee subsequent to the day the Employee's employment was terminated.

      e.    Notwithstanding any provision to the contrary, in the event that:

            i. The aggregate payments of benefits to be made or afforded to the Employee under this Agreement (the "Termination Benefits") would be deemed to include an "excess parachute payment" under
                  Section 280G of the Code or any successor thereto; and

            ii. If such Termination Benefits were reduced to an amount (the "Non-Triggering Amount"), the value of which is $1 less than an amount equal to the total amount of any payments permissible under Section 280G of the Code or any successor thereto.

            then the Termination Benefits to be paid to the Employee shall be so reduced so as to be a Non-Triggering Amount. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 8 shall be determined by the Employee, with the consent of the Company.

      f. Notwithstanding the foregoing provisions, if after the application of Section 8(b) above, it is determined that the Employee received an excess parachute payment despite the reduction in the Employee's Termination Benefits, the excess of such Termination Benefits paid to the Employee of 2.99 times the Employee's "base amount", as defined in Section 280G of the Code, shall be treated as a loan to the Employee and the Employee shall be required to repay such amount to the Company, or the successor of the Company, within 5 years of the date of such determination, with interest at the prime rate, as set forth from time to time in the Wall Street Journal.

35. Trade Secrets, Confidential and/or Proprietary Information. The Employee shall regard and preserve as confidential: (i) all trade secrets and/or other proprietary and/or confidential information belonging to the Company; and (ii) all trade secrets and/or other proprietary and/or confidential information belonging to a third party which have been confidentially disclosed to the Company, which trade secrets and/or other proprietary and/or confidential information described in (i) and (ii) above (collectively, "Confidential Information") have been or may be developed or obtained by or disclosed to the Employee by reason of the Employee's relationship with the Company. The Employee shall not, without written authority from the Company to do so, use for the Employee's own benefit or purposes, or the benefit or purpose of any person or entity other than the Company, nor disclose to others, either during the term of this Agreement or thereafter, except as required in the course of performance of services under this Agreement, any Confidential Information. This provision shall not apply to the Employee's general expertise and know-how, nor to Confidential Information that has been voluntarily disclosed to the public by the Company, or otherwise entered the public domain through lawful means. Confidential information shall include, but not be limited to, all nonpublic information relating to the Company's (i) business, research, development and marketing plans, strategies and forecasts; (ii) business;
      (iii) products (whether existing, in development, or being contemplated);
      (iv) customers' identities, usages, and requirements; (v) reports; (vi) formulas; (vii) specifications; (viii) designs, software and other technology; and (ix) terms of contracts.

36. Return of Documents. Upon the termination of the Employee's employment, the Employee shall return all media on which any Confidential Information may be recorded or located, including, without limitation, documents, program source codes, samples, models, blueprints, photocopies, photographs, drawings, descriptions, reproductions, cards, tapes, discs and other storage facilities (collectively "Documentation") made by the Employee or that come into the Employee's possession by reason of the Employee's relationship hereunder with the Company are the property of the Company and shall be returned to the Company. The Employee shall not deliver, reproduce, or in any way allow any Documentation to be delivered or used by any third party without the written direction or consent of a duly authorized representative of the Company.

37. Covenant Not to Compete. The Employee agrees that during the Employee's association with the Company and for 1 year after the Employee's Termination Date, the Employee shall not, directly or indirectly, through any other person, firm, corporation or other entity, compete with the Company, anywhere within a radius of 30 miles from 305 Roseberry Street, Phillipsburg, New Jersey 08865, in the performance of banking services, including the operation of branches for any competing entities within the 30 mile radius; or within 10 miles of any branches of the Company or any related entity prior to any Change in Control. The Company and the Employee agree that the Company's business is regional in scope and is highly competitive. The Employee, therefore acknowledges that the scope of this Non-Solicitation is reasonable, and applies in the context of any voluntary or involuntary termination of employment. In the event that any aspect of this covenant is deemed to be unreasonable by a court, the Employee shall submit to the reduction of either the time or territory to such an area or period as the court shall deem reasonable. In the event the Employee violates this covenant, then the time limitation shall be extended for a period of time equal to the pendency of such proceedings, including appeals.

38. No Solicitation of Employees. During the course of employment with the Company, the Employee shall come into contact and become familiar with the Company's employees, their knowledge, skills, abilities, salaries, commissions, draws, benefits, and other matters with respect to such employees, all of which information is not generally known to the public, but has been developed, acquired or compiled by the Company at its great effort and expense. Any solicitation, luring away or hiring of such employees of the Company shall be highly detrimental to the business of the Company and may cause serious loss of business and great and irreparable harm. Consequently, the Employee covenants and agrees that during the course of employment with the Company and for a period of 1 year after the Employee's Termination Date, whether voluntary or involuntary, the Employee shall not, directly or indirectly, whether on behalf of the Employee or others, solicit, lure or hire away any employees of the Company or assist or aid in any such activity.

39. Waivers. A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof. All rights, remedies, undertakings or obligations contained in this Agreement shall be cumulative and none of them shall be in limitation of any other right, remedy, undertaking or obligation of either party.

40. Severability. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

41. Injunction Relief. Damages may be an inadequate remedy in the event of an intended, threatened or actual breach by the Employee of any of the provisions of this Agreement. Any breach by the Employee may cause the Company great and irreparable injury and damage. To the extent that such injury and damage can be demonstrated to a court of competent jurisdiction, the Company shall be entitled, without waiving any additional rights or remedies otherwise available to the Company at law, or in equity or by statute, to injunctive and other equitable relief in the event of an intended, threatened, or actual breach by the Employee of any said covenants.

42. Liability Coverage. The Company, and any related entity or successor entities agrees to indemnify the Employee in accordance with the terms of the Vista Bylaws. The Company also agrees to continue to provide any existing officers and directors insurance and/or liability policies covering the Employee through any Termination Date, and shall use its best efforts to continue to maintain the policies in effect at the time of termination or comparable policies covering the Employee for the Employee's period of employment with the Company, and for a period of 3 years after the date of any termination. In no event shall the Employee receive any lesser officers and directors protection, than is provided to the current active Board of Directors.

43. Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

44. Entire Agreement. This Agreement contains the entire agreement between the Employee and the Company with respect to the transactions contemplated herein, and supersedes all previous written and oral negotiations, commitments, and understandings. Its terms shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto and making specific reference to this Agreement.

45. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Employee, his or her heirs, executors, administrators, and legal representations, and the Company, it successors and assigns.

46. Amendment. This Agreement may not be altered, changed, amended or terminated except by written agreement signed by the Employee and the Company.

47. Arbitration. Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration award shall be final and binding and judgement upon the award rendered in such arbitration may be entered in any court having jurisdiction thereof.

48. Right to Withhold. The Company shall have the right to deduct from payments due to the Employee under this Agreement, any and all Federal, state or local taxes, if any, required by law to be withheld with respect to such payments.

49. Written Notices. Any notice, request or other document to be given hereunder by the Company to the Employee or by the Employee to the Company shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid and addressed as follows:

      If to the Company:

      Vista Bancorp, Inc.
      305 Roseberry Street
      Phillipsburg, New Jersey 08865
      Attention:  President

      If to the Employee:

      David L. Hensley
      305 Roseberry Street
      Phillipsburg, New Jersey  08865

50. Non-Defamation. During the course of the Employee's employment by the Company, or any related entity or successor entities, or at any time thereafter, the Employee shall not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Company, or any related entity or successor entities, or their reputations, nor shall the Employee assist any other person, firm or company in so doing. The Company also agrees that it will not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Employee or the Employee's reputation, nor will the Company assist any other person, firm or entities in engaging in such activities.

51. References. After the termination of the Employee's employment with the Company, or any related entity or successor entities, reference inquiries from prospective employers shall be handled by only verifying the Employee's dates of employment, last position held, and levels of Compensation.

52. New Jersey Law. The Employee and the Company agree that this Agreement and any interpretation thereof shall be governed by the laws of the State of New Jersey.

53. Headings. The headings contained in this Agreement are for reference only. In the event of a conflict between a heading and the context of any Section, the context of the Section shall control.


WITNESS                                     DAVID L. HENSLEY

-------------------------------             ------------------------------------


WITNESS                                     VISTA BANCORP, INC.


-------------------------------             ------------------------------------

                               SEVERANCE AGREEMENT

      THIS SEVERANCE AGREEMENT (the "Agreement") made as of the 21st day of July, 1999 (the "Commencement Date") between Vista Bancorp, Inc., a corporation duly organized under the laws of the State of New Jersey, with offices at 305 Roseberry Street, Phillipsburg, New Jersey 08865 ("Vista" or the Company"), and Marc S. Winkler of 305 Roseberry Street, Phillipsburg, New Jersey 08865 (the "Employee").

      WHEREAS, the Employee has been a loyal and long-term employee of Vista or a related entity for many years; and

      WHEREAS, Vista wishes to provide the Employee with the comfort of knowing that if the Employee loses his or her position with Vista, or any related entities, as a result of any involuntary termination or upon a "change in control", the Employee will be entitled to receive a severance benefit; and

      WHEREAS, the Employee acknowledges that the Company does not maintain any severance programs as defined under the Employee Retirement Income Security Act of 1974 ("ERISA"), and that, prior to the Commencement Date, the Employee is not entitled to any severance benefits upon a termination of employment.

      NOW, THEREFORE, the parties agree as follows:

1. Definitions. For purposes of this Agreement, the following words and phrases shall be defined as follows:

      k. "Base Salary" shall mean the base salary which is payable on a regular basis to the Employee, excluding bonuses and taxable fringe benefits.

      l. "Cause" shall include, but not be limited to, any false statement that was intentionally or negligently made, contained in any corporate records; the commission by the Employee of any crime or fraud against the Company or its property, or any crime involving moral turpitude or reasonably likely to bring discredit upon the Company; and any violation of the Company's operating policies.

      m. "Change in Control" shall mean: (i) the acquisition of ownership of stock of the Company, by any person (including, without limitation, a corporation, trust, partnership, joint venture, limited liability company (a "Person") or by any group of Persons), whether directly, indirectly, beneficially or of record, which acquisition, together with stock held by such person or group, represents more than 50% of the total voting power of all outstanding stock of the Company (provided that no Change in Control shall occur under this subparagraph (i) if the

            Person acquiring any additional stock already possessed more than 50% of the total fair market voting power of the stock of the Company); (ii) any merger or consolidation of the Company which the stockholders of the Company before such merger or consolidation do not, as a result of the merger or consolidation, own at least 50% of the merger or consolidation; or (iii) any nomination and election of 50% or more of all members of the Board of Directors of the Company that occurs at any 3 consecutive meetings of the shareholders, whose election is without the recommendation of the Board. "Change in Control" shall not include the acquisition of the Company's stock by any Company employee benefit plans or any actions by the members of the Board of Directors, when acting as the Board of Directors.

      n. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      o. "Termination Date" shall mean the last day the Employee performs any services for Vista, or any related entity or successor entity, and is paid wages as an employee, exclusive of vacation and severance payments, and excluding any leave of absence periods.

54. Term. The term of the Agreement shall commence on the Commencement Date, and shall continue on an uninterrupted basis until terminated with the mutual consent of the Employee and Vista, or any related entity or successor entity, or upon the voluntary termination of the Employee's employment with Vista or any successor entity. Upon the Employee's Termination Date, no additional services shall be required by the Employee (unless provided otherwise under any consulting agreement), and any payments due for the performance of any services, and reimbursement for any expenses, shall be made within a period of 30 days from the Termination Date.

55. Condition for Severance Benefits. In order to be entitled to any severance benefits, the Employee agrees to execute a General Release that shall fully release and forever discharge the company and the shareholders, officers, employees and directors of the Company and any and all related companies, from all claims or demands the Employee may have based on employment with the Company. These claims shall include, but are not limited to, claims arising under the Constitution of the United Sates, a release of any rights or claims the Employee may have under the Age Discrimination in Employment Act of 1967; Title VII of the Civil Right Act of 1964; the Civil Rights Act of 1966; the Equal Pay Act; or any other federal, state or local laws or regulations prohibiting employment discrimination; the Employee Retirement Income Security Act of 1974; Executive Orders 11246 and 11141; the Constitution of the State of New Jersey or any other states in which the Employee resides or works; any New Jersey or other state laws against discrimination; any claims of breach of public policy of the State of New Jersey or other state, negligence, breach of contract, wrongful discharge, constructive discharge, breach of an implied covenant of good faith and fair dealings; any express or implied contracts with the Company or any related companies; any federal or state common law and any federal, state or local statutes, ordinances and regulations.

      The General Release shall be in a format prepared by the Company, which shall be consistent with the above provisions and shall comply with the Older Workers Benefit Protection Act of 1990 ("OWBPA"), including a 21 day period to review the General Release, and an 7 day revocation period (or any other periods required under any future laws). Any severance payments shall be the Employee's exclusive right and remedy against the Company.

56. Severance Benefits. The Employee's employment may be terminated by the Employee or by the Company or any related entity or successor entity without "Cause", notice or liability at any time. Upon the occurrence of any termination of employment, the following severance benefits shall be provided, depending upon the specific circumstances of any termination:

      e. Basic Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment with the Company for any reason, without "Cause", the Employee shall be entitled to a Basic Severance Benefit equal to payment of the Employee's Base Salary for a period of 12 months.

      f. Change in Control Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment in anticipation of a reorganization or a "Change in Control", or if the Company, or any related entity or any successor entity terminates the Employee's employment following a Change in Control for any other reasons without "Cause", or if the Employee's employment is "constructively terminated" as defined in Section 8, the Employee shall receive a payment equal to the Employee's Base Salary for a period of 24 months.

      All severance benefits shall be paid in accordance with the Company's normal payroll practices or in a single lump sum payment, within the discretion of the Company. However, the severance benefit shall not be paid until after 8 days after receipt of an executed copy of a General Release by the Company as provided in Section 3 and the return of all property to the Company, as provided in Section 10. Severance benefits shall also be reduced to the extent of any advance payments, for any excess expense reimbursements, and for any amounts owed to the Company by the Employee (other than normal personal residence, home equity and similar loans).

      In the event of the death of the Employee after the commencement of entitlement to any severance benefit payable under Section 4, all benefits shall be paid in a lump sum to the Employee's spouse, or if no spouse exists, to the Employee's estate.

      Notwithstanding any interpretation to the contrary, in no event shall the Employee be entitled to both the Basic Severance Benefit and the Change in Control Severance

      Benefit.

57. Benefits. Upon the occurrence of any termination of employment by the Company, or any related entity or successor entity without "Cause", or upon the occurrence of a "constructive termination" in accordance with
      Section 8, the Employee shall be entitled to the following general benefits.

      s. All salary and wages through the Termination Date shall be paid in accordance with the Company's normal payroll procedures.

      t. All accrued vacation pay shall be included in the Employee's final paycheck.

      u. The Employee shall be entitled to elect to receive continuation health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") after his Termination Date, which is the date of the "qualifying event" under COBRA. The Company shall pay the full cost of any COBRA coverage elected by the Employee, or any member of the Employee's immediate family for a period of up to 18 months.

      v. All medical, group-term life insurance, long-term disability, short-term disability, and other welfare benefits shall be terminated in accordance with the provisions of all plans. The Employee may be entitled to individual conversion privileges under the various policies. The Company shall provide such information to the Employee regarding all individual conversion rights.

      w. The Employee shall be entitled to a distribution of all benefits under the Company retirement programs, including the Vista Pension and Section 401(k) Plans, in accordance with the provisions of all Plan documents. All severance benefits paid in the Plan Year in which the Termination Date occurs (but not any subsequent Plan Years) shall be treated as Compensation for purposes of Employee Salary Reduction Contributions to the Section 401(k) Plan, if permitted in accordance with the provisions of the Section 401(k) Plan, unless the Employee directs otherwise. For purposes of all other Company Contributions, all severance benefits shall be considered as Compensation to the extent required under the Section 401(k) Plan.

      x. The Employee shall be entitled to exercise any vested Stock Options, in accordance with the provisions of the 1998 Stock Compensation Plan, and any individual Option Agreements.

      y. The Employee shall become vested in any unvested Stock Grants under the ROE Plan.

      z.    Any executive benefits shall terminate on the Termination Date.

      aa. The Employee shall be entitled to state unemployment benefits, in accordance with the rules for the State of New Jersey.

      Notwithstanding any provision to the contrary, except as provided in this Agreement, the payment of any severance benefits shall not be treated as extending any individual's employment for any employee benefit or employment purposes.

58. Voluntary Termination, Retirement, Death and Disability. The Employee shall not be entitled to any severance benefits in the event of any voluntary termination of employment either before, or after, any Change in Control or other corporate events, unless a "constructive termination" shall occur, as defined in Section 8. Furthermore, notwithstanding any provisions to the contrary, no severance benefits shall be payable in the event the Employee becomes disabled, dies, or otherwise retires in accordance with the normal policies of the Company.

59. Discharge for Cause. The Company, or any related entity or successor entity may immediately terminate this Agreement and the Employee's employment at any time for "Cause". Upon termination of this Agreement for Cause, the Company shall have no further obligations to the Employee other than to pay for services performed and reimbursement for expenses payable as of the date of such termination, and to provide any benefits as legally required under Section 4. However, the Employee shall have no right to the payment of any Basic Severance or Change in Control Severance Benefits in the event of a termination for "Cause".

60.   Change in Control.

      g. Upon the occurrence of a "Change in Control" of the Company, including any affiliated or subsidiary companies, followed by the involuntary termination of the Employee's employment within a period of 1 year after such Change in Control, other than for "Cause", retirement, death or disability, the Employee shall be entitled to receive all severance benefits identified in Sections 4(b) and 5 of this Agreement, and any other benefits to which the Employee is entitled under any other Company programs. Upon the occurrence of a Change in Control and a "Constructive Termination" of the Employee, the Employee shall also have the right to voluntarily terminate the Employee's employment at any time for a period of up to 1 year after such Change in Control, and to receive the severance benefits identified in Section 4(b) and 5. For purposes of this Agreement, a "Constructive Termination" shall be deemed to occur as a result of any reduction in the Employee's Base Salary determined as of the date of the Change in Control; or the relocation of the Employee's principal place of employment by more than 70 miles from its location immediately prior to the Change in Control. Upon the occurrence of any of these events, the Employee shall provide the Company with not less than 14 days prior written notice of resignation given within a reasonable period of time not to exceed 3 months after the occurrence of the last event giving rise to said Constructive Termination. If the Company in good faith disputes that the Employee is entitled to terminate the Employee's employment due to a

            Constructive Termination, it shall so inform the Employee in writing within 14 days of the written notice provided by the Employee. If disputed by the Company, the parties shall promptly proceed to arbitration in accordance with Section 21 of this Agreement. Pending resolution of the dispute by arbitration, the Company shall continue to pay the Employee's Base Salary and benefits. If it is ultimately determined that the Employee did not have grounds for voluntarily terminating the Employee's employment, the Employee shall return to the Company, without interest, all cash compensation received by the Employee subsequent to the day the Employee's employment was terminated.

      h.    Notwithstanding any provision to the contrary, in the event that:

            i. The aggregate payments of benefits to be made or afforded to the Employee under this Agreement (the "Termination Benefits") would be deemed to include an "excess parachute payment" under
                  Section 280G of the Code or any successor thereto; and

            ii. If such Termination Benefits were reduced to an amount (the "Non-Triggering Amount"), the value of which is $1 less than an amount equal to the total amount of any payments permissible under Section 280G of the Code or any successor thereto.

            then the Termination Benefits to be paid to the Employee shall be so reduced so as to be a Non-Triggering Amount. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 8 shall be determined by the Employee, with the consent of the Company.

      i. Notwithstanding the foregoing provisions, if after the application of Section 8(b) above, it is determined that the Employee received an excess parachute payment despite the reduction in the Employee's Termination Benefits, the excess of such Termination Benefits paid to the Employee of 2.99 times the Employee's "base amount", as defined in Section 280G of the Code, shall be treated as a loan to the Employee and the Employee shall be required to repay such amount to the Company, or the successor of the Company, within 5 years of the date of such determination, with interest at the prime rate, as set forth from time to time in the Wall Street Journal.

61. Trade Secrets, Confidential and/or Proprietary Information. The Employee shall regard and preserve as confidential: (i) all trade secrets and/or other proprietary and/or confidential information belonging to the Company; and (ii) all trade secrets and/or other proprietary and/or confidential information belonging to a third party which have been confidentially disclosed to the Company, which trade secrets and/or other proprietary and/or confidential information described in (i) and (ii) above (collectively, "Confidential Information") have been or may be developed or obtained by or disclosed to the Employee by reason of the Employee's relationship with the Company. The Employee shall not, without written authority from the Company to do so, use for the Employee's own benefit or purposes, or the benefit or purpose of any person or entity other than the Company, nor disclose to others, either during the term of this Agreement or thereafter, except as required in the course of performance of services under this Agreement, any Confidential Information. This provision shall not apply to the Employee's general expertise and know-how, nor to Confidential Information that has been voluntarily disclosed to the public by the Company, or otherwise entered the public domain through lawful means. Confidential information shall include, but not be limited to, all nonpublic information relating to the Company's (i) business, research, development and marketing plans, strategies and forecasts; (ii) business; (iii) products (whether existing, in development, or being contemplated); (iv) customers' identities, usages, and requirements; (v) reports; (vi) formulas; (vii) specifications; (viii) designs, software and other technology; and (ix) terms of contracts.

62. Return of Documents. Upon the termination of the Employee's employment, the Employee shall return all media on which any Confidential Information may be recorded or located, including, without limitation, documents, program source codes, samples, models, blueprints, photocopies, photographs, drawings, descriptions, reproductions, cards, tapes, discs and other storage facilities (collectively "Documentation") made by the Employee or that come into the Employee's possession by reason of the Employee's relationship hereunder with the Company are the property of the Company and shall be returned to the Company. The Employee shall not deliver, reproduce, or in any way allow any Documentation to be delivered or used by any third party without the written direction or consent of a duly authorized representative of the Company.

63. Covenant Not to Compete. The Employee agrees that during the Employee's association with the Company and for 1 year after the Employee's Termination Date, the Employee shall not, directly or indirectly, through any other person, firm, corporation or other entity, compete with the Company, anywhere within a radius of 30 miles from 305 Roseberry Street, Phillipsburg, New Jersey 08865, in the performance of banking services, including the operation of branches for any competing entities within the 30 mile radius; or within 10 miles of any branches of the Company or any related entity prior to any Change in Control. The Company and the Employee agree that the Company's business is regional in scope and is highly competitive. The Employee, therefore acknowledges that the scope of this Non-Solicitation is reasonable, and applies in the context of any voluntary or involuntary termination of employment. In the event that any aspect of this covenant is deemed to be unreasonable by a court, the Employee shall submit to the reduction of either the time or territory to such an area or period as the court shall deem reasonable. In the event the Employee violates this covenant, then the time limitation shall be extended for a period of time equal to the pendency of such proceedings, including appeals.

64. No Solicitation of Employees. During the course of employment with the Company, the Employee shall come into contact and become familiar with the Company's employees, their knowledge, skills, abilities, salaries, commissions, draws, benefits, and other matters with respect to such employees, all of which information is not generally known to the public, but has been developed, acquired or compiled by the Company at its great effort and expense. Any solicitation, luring away or hiring of such employees of the Company shall be highly detrimental to the business of the Company and may cause serious loss of business and great and irreparable harm. Consequently, the Employee covenants and agrees that during the course of employment with the Company and for a period of 1 year after the Employee's Termination Date, whether voluntary or involuntary, the Employee shall not, directly or indirectly, whether on behalf of the Employee or others, solicit, lure or hire away any employees of the Company or assist or aid in any such activity.

65. Waivers. A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof. All rights, remedies, undertakings or obligations contained in this Agreement shall be cumulative and none of them shall be in limitation of any other right, remedy, undertaking or obligation of either party.

66. Severability. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

67. Injunction Relief. Damages may be an inadequate remedy in the event of an intended, threatened or actual breach by the Employee of any of the provisions of this Agreement. Any breach by the Employee may cause the Company great and irreparable injury and damage. To the extent that such injury and damage can be demonstrated to a court of competent jurisdiction, the Company shall be entitled, without waiving any additional rights or remedies otherwise available to the Company at law, or in equity or by statute, to injunctive and other equitable relief in the event of an intended, threatened, or actual breach by the Employee of any said covenants.

68. Liability Coverage. The Company, and any related entity or successor entities agrees to indemnify the Employee in accordance with the terms of the Vista Bylaws. The Company also agrees to continue to provide any existing officers and directors insurance and/or liability policies covering the Employee through any Termination Date, and shall use its best efforts to continue to maintain the policies in effect at the time of termination or comparable policies covering the Employee for the Employee's period of employment with the Company, and for a period of 3 years after the date of any termination. In no event shall the Employee receive any lesser officers and directors protection, than is provided to the current active Board of Directors.

69. Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

70. Entire Agreement. This Agreement contains the entire agreement between the Employee and the Company with respect to the transactions contemplated herein, and supersedes all previous written and oral negotiations, commitments, and understandings. Its terms shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto and making specific reference to this Agreement.

71. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Employee, his or her heirs, executors, administrators, and legal representations, and the Company, it successors and assigns.

72. Amendment. This Agreement may not be altered, changed, amended or terminated except by written agreement signed by the Employee and the Company.

73. Arbitration. Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration award shall be final and binding and judgement upon the award rendered in such arbitration may be entered in any court having jurisdiction thereof.

74. Right to Withhold. The Company shall have the right to deduct from payments due to the Employee under this Agreement, any and all Federal, state or local taxes, if any, required by law to be withheld with respect to such payments.

75. Written Notices. Any notice, request or other document to be given hereunder by the Company to the Employee or by the Employee to the Company shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid and addressed as follows:

      If to the Company:

      Vista Bancorp, Inc.
      305 Roseberry Street
      Phillipsburg, New Jersey 08865
      Attention:  President

      If to the Employee:

      Marc S. Winkler
      305 Roseberry Street
      Phillipsburg, New Jersey  08865

76. Non-Defamation. During the course of the Employee's employment by the Company, or any related entity or successor entities, or at any time thereafter, the Employee shall not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Company, or any related entity or successor entities, or their reputations, nor shall the Employee assist any other person, firm or company in so doing. The Company also agrees that it will not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Employee or the Employee's reputation, nor will the Company assist any other person, firm or entities in engaging in such activities.

77. References. After the termination of the Employee's employment with the Company, or any related entity or successor entities, reference inquiries from prospective employers shall be handled by only verifying the Employee's dates of employment, last position held, and levels of Compensation.

78. New Jersey Law. The Employee and the Company agree that this Agreement and any interpretation thereof shall be governed by the laws of the State of New Jersey.

79. Headings. The headings contained in this Agreement are for reference only. In the event of a conflict between a heading and the context of any Section, the context of the Section shall control.


WITNESS                                     MARC S. WINKLER


-------------------------------             ------------------------------------


WITNESS                                     VISTA BANCORP, INC.


-------------------------------             ------------------------------------

                               SEVERANCE AGREEMENT

      THIS SEVERANCE AGREEMENT (the "Agreement") made as of the 28th day of July, 1999 (the "Commencement Date") between Vista Bancorp, Inc., a corporation duly organized under the laws of the State of New Jersey, with offices at 305 Roseberry Street, Phillipsburg, New Jersey 08865 ("Vista" or the Company"), and William F. Keefe of 305 Roseberry Street, Phillipsburg, New Jersey 08865 (the "Employee").

      WHEREAS, the Employee has been a loyal and long-term employee of Vista or a related entity for many years; and

      WHEREAS, Vista wishes to provide the Employee with the comfort of knowing that if the Employee loses his or her position with Vista, or any related entities, as a result of any involuntary termination or upon a "change in control", the Employee will be entitled to receive a severance benefit; and

      WHEREAS, the Employee acknowledges that the Company does not maintain any severance programs as defined under the Employee Retirement Income Security Act of 1974 ("ERISA"), and that, prior to the Commencement Date, the Employee is not entitled to any severance benefits upon a termination of employment.

      NOW, THEREFORE, the parties agree as follows:

1. Definitions. For purposes of this Agreement, the following words and phrases shall be defined as follows:

      p. "Base Salary" shall mean the base salary which is payable on a regular basis to the Employee, excluding bonuses and taxable fringe benefits.

      q. "Cause" shall include, but not be limited to, any false statement that was intentionally or negligently made, contained in any corporate records; the commission by the Employee of any crime or fraud against the Company or its property, or any crime involving moral turpitude or reasonably likely to bring discredit upon the Company; and any violation of the Company's operating policies.

      r. "Change in Control" shall mean: (i) the acquisition of ownership of stock of the Company, by any person (including, without limitation, a corporation, trust, partnership, joint venture, limited liability company (a "Person") or by any group of Persons), whether directly, indirectly, beneficially or of record, which acquisition, together with stock held by such person or group, represents more than 50% of the total voting power of all outstanding stock of the Company (provided that no Change in Control shall occur under this subparagraph (i) if the Person acquiring any additional stock already possessed more than 50% of the total fair market voting power of the stock of the Company); (ii) any merger or consolidation of the Company which the stockholders of the Company before such merger or consolidation do not, as a result of the merger or consolidation, own at least 50% of the merger or consolidation; or (iii) any nomination and election of 50% or more of all members of the Board of Directors of the Company that occurs at any 3 consecutive meetings of the shareholders, whose election is without the recommendation of the Board. "Change in Control" shall not include the acquisition of the Company's stock by any Company employee benefit plans or any actions by the members of the Board of Directors, when acting as the Board of Directors.

      s. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      t. "Termination Date" shall mean the last day the Employee performs any services for Vista, or any related entity or successor entity, and is paid wages as an employee, exclusive of vacation and severance payments, and excluding any leave of absence periods.

80. Term. The term of the Agreement shall commence on the Commencement Date, and shall continue on an uninterrupted basis until terminated with the mutual consent of the Employee and Vista, or any related entity or successor entity, or upon the voluntary termination of the Employee's employment with Vista or any successor entity. Upon the Employee's Termination Date, no additional services shall be required by the Employee (unless provided otherwise under any consulting agreement), and any payments due for the performance of any services, and reimbursement for any expenses, shall be made within a period of 30 days from the Termination Date.

81. Condition for Severance Benefits. In order to be entitled to any severance benefits, the Employee agrees to execute a General Release that shall fully release and forever discharge the company and the shareholders, officers, employees and directors of the Company and any and all related companies, from all claims or demands the Employee may have based on employment with the Company. These claims shall include, but are not limited to, claims arising under the Constitution of the United Sates, a release of any rights or claims the Employee may have under the Age Discrimination in Employment Act of 1967; Title VII of the Civil Right Act of 1964; the Civil Rights Act of 1966; the Equal Pay Act; or any other federal, state or local laws or regulations prohibiting employment discrimination; the Employee Retirement Income Security Act of 1974; Executive Orders 11246 and 11141; the Constitution of the State of New Jersey or any other states in which the Employee resides or works; any New Jersey or other state laws against discrimination; any claims of breach of public policy of the State of New Jersey or other state, negligence, breach of contract, wrongful discharge, constructive discharge, breach of an implied covenant of good faith and fair dealings; any express or implied contracts with the Company or any related companies; any federal or state common law and any federal, state or local statutes, ordinances and regulations.

      The General Release shall be in a format prepared by the Company, which shall be consistent with the above provisions and shall comply with the Older Workers Benefit Protection Act of 1990 ("OWBPA"), including a 21 day period to review the General Release, and an 7 day revocation period (or any other periods required under any future laws). Any severance payments shall be the Employee's exclusive right and remedy against the Company.

82. Severance Benefits. The Employee's employment may be terminated by the Employee or by the Company or any related entity or successor entity without "Cause", notice or liability at any time. Upon the occurrence of any termination of employment, the following severance benefits shall be provided, depending upon the specific circumstances of any termination:

      g. Basic Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment with the Company for any reason, without "Cause", the Employee shall be entitled to a Basic Severance Benefit equal to payment of the Employee's Base Salary for a period of 12 months.

      h. Change in Control Severance Benefit. If the Company, or any related entity or successor entity terminates the Employee's employment in anticipation of a reorganization or a "Change in Control", or if the Company, or any related entity or any successor entity terminates the Employee's employment following a Change in Control for any other reasons without "Cause", or if the Employee's employment is "constructively terminated" as defined in Section 8, the Employee shall receive a payment equal to the Employee's Base Salary for a period of 24 months.

      All severance benefits shall be paid in accordance with the Company's normal payroll practices or in a single lump sum payment, within the discretion of the Company. However, the severance benefit shall not be paid until after 8 days after receipt of an executed copy of a General Release by the Company as provided in Section 3 and the return of all property to the Company, as provided in Section 10. Severance benefits shall also be reduced to the extent of any advance payments, for any excess expense reimbursements, and for any amounts owed to the Company by the Employee (other than normal personal residence, home equity and similar loans).

      In the event of the death of the Employee after the commencement of entitlement to any severance benefit payable under Section 4, all benefits shall be paid in a lump sum to the Employee's spouse, or if no spouse exists, to the Employee's estate.

      Notwithstanding any interpretation to the contrary, in no event shall the Employee be entitled to both the Basic Severance Benefit and the Change in Control Severance Benefit.

83. Benefits. Upon the occurrence of any termination of employment by the Company, or any related entity or successor entity without "Cause", or upon the occurrence of a "constructive termination" in accordance with
      Section 8, the Employee shall be entitled to the following general benefits.

      bb. All salary and wages through the Termination Date shall be paid in accordance with the Company's normal payroll procedures.

      cc. All accrued vacation pay shall be included in the Employee's final paycheck.

      dd. The Employee shall be entitled to elect to receive continuation health coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") after his Termination Date, which is the date of the "qualifying event" under COBRA. The Company shall pay the full cost of any COBRA coverage elected by the Employee, or any member of the Employee's immediate family for a period of up to 18 months.

      ee. All medical, group-term life insurance, long-term disability, short-term disability, and other welfare benefits shall be terminated in accordance with the provisions of all plans. The Employee may be entitled to individual conversion privileges under the various policies. The Company shall provide such information to the Employee regarding all individual conversion rights.

      ff. The Employee shall be entitled to a distribution of all benefits under the Company retirement programs, including the Vista Pension and Section 401(k) Plans, in accordance with the provisions of all Plan documents. All severance benefits paid in the Plan Year in which the Termination Date occurs (but not any subsequent Plan Years) shall be treated as Compensation for purposes of Employee Salary Reduction Contributions to the Section 401(k) Plan, if permitted in accordance with the provisions of the Section 401(k) Plan, unless the Employee directs otherwise. For purposes of all other Company Contributions, all severance benefits shall be considered as Compensation to the extent required under the Section 401(k) Plan.

      gg. The Employee shall be entitled to exercise any vested Stock Options, in accordance with the provisions of the 1998 Stock Compensation Plan, and any individual Option Agreements.

      hh. The Employee shall become vested in any unvested Stock Grants under the ROE Plan.

      ii.   Any executive benefits shall terminate on the Termination Date.

      jj. The Employee shall be entitled to state unemployment benefits, in accordance with the rules for the State of New Jersey.

      Notwithstanding any provision to the contrary, except as provided in this Agreement, the payment of any severance benefits shall not be treated as extending any individual's employment for any employee benefit or employment purposes.

84. Voluntary Termination, Retirement, Death and Disability. The Employee shall not be entitled to any severance benefits in the event of any voluntary termination of employment either before, or after, any Change in Control or other corporate events, unless a "constructive termination" shall occur, as defined in Section 8. Furthermore, notwithstanding any provisions to the contrary, no severance benefits shall be payable in the event the Employee becomes disabled, dies, or otherwise retires in accordance with the normal policies of the Company.

85. Discharge for Cause. The Company, or any related entity or successor entity may immediately terminate this Agreement and the Employee's employment at any time for "Cause". Upon termination of this Agreement for Cause, the Company shall have no further obligations to the Employee other than to pay for services performed and reimbursement for expenses payable as of the date of such termination, and to provide any benefits as legally required under Section 4. However, the Employee shall have no right to the payment of any Basic Severance or Change in Control Severance Benefits in the event of a termination for "Cause".

86.   Change in Control.

      j. Upon the occurrence of a "Change in Control" of the Company, including any affiliated or subsidiary companies, followed by the involuntary termination of the Employee's employment within a period of 1 year after such Change in Control, other than for "Cause", retirement, death or disability, the Employee shall be entitled to receive all severance benefits identified in Sections 4(b) and 5 of this Agreement, and any other benefits to which the Employee is entitled under any other Company programs. Upon the occurrence of a Change in Control and a "Constructive Termination" of the Employee, the Employee shall also have the right to voluntarily terminate the Employee's employment at any time for a period of up to 1 year after such Change in Control, and to receive the severance benefits identified in Section 4(b) and 5. For purposes of this Agreement, a "Constructive Termination" shall be deemed to occur as a result of any reduction in the Employee's Base Salary determined as of the date of the Change in Control; or the relocation of the Employee's principal place of employment by more than 70 miles from its location immediately prior to the Change in Control. Upon the occurrence of any of these events, the Employee shall provide the Company with not less than 14 days prior written notice of resignation given within a reasonable period of time not to exceed 3 months after the occurrence of the last event giving rise to said Constructive Termination. If the Company in good faith disputes that the Employee is entitled to terminate the Employee's employment due to a Constructive Termination, it shall so inform the Employee in writing within 14 days of the written notice provided by the Employee. If disputed by the Company, the parties shall promptly proceed to arbitration in accordance with Section 21 of this Agreement. Pending resolution of the dispute by arbitration, the Company shall continue to pay the Employee's Base Salary and benefits. If it is ultimately determined that the Employee did not have grounds for voluntarily terminating the Employee's employment, the Employee shall return to the Company, without interest, all cash compensation received by the Employee subsequent to the day the Employee's employment was terminated.

      k.    Notwithstanding any provision to the contrary, in the event that:

            i. The aggregate payments of benefits to be made or afforded to the Employee under this Agreement (the "Termination Benefits") would be deemed to include an "excess parachute payment" under
                  Section 280G of the Code or any successor thereto; and

            ii. If such Termination Benefits were reduced to an amount (the "Non-Triggering Amount"), the value of which is $1 less than an amount equal to the total amount of any payments permissible under Section 280G of the Code or any successor thereto.

            then the Termination Benefits to be paid to the Employee shall be so reduced so as to be a Non-Triggering Amount. The allocation of the reduction required hereby among the Termination Benefits provided by the preceding paragraphs of this Section 8 shall be determined by the Employee, with the consent of the Company.

      l. Notwithstanding the foregoing provisions, if after the application of Section 8(b) above, it is determined that the Employee received an excess parachute payment despite the reduction in the Employee's Termination Benefits, the excess of such Termination Benefits paid to the Employee of 2.99 times the Employee's "base amount", as defined in Section 280G of the Code, shall be treated as a loan to the Employee and the Employee shall be required to repay such amount to the Company, or the successor of the Company, within 5 years of the date of such determination, with interest at the prime rate, as set forth from time to time in the Wall Street Journal.

87. Trade Secrets, Confidential and/or Proprietary Information. The Employee shall regard and preserve as confidential: (i) all trade secrets and/or other proprietary and/or confidential information belonging to the Company; and (ii) all trade secrets and/or other proprietary and/or confidential information belonging to a third party which have been confidentially disclosed to the Company, which trade secrets and/or other proprietary and/or confidential information described in (i) and (ii) above (collectively, "Confidential Information") have been or may be developed or obtained by or disclosed to the Employee by reason of the Employee's relationship with the Company. The Employee shall not, without written authority from the Company to do so, use for the Employee's own benefit or purposes, or the benefit or purpose of any person or entity other than the Company, nor disclose to others, either during the term of this Agreement or thereafter, except as required in the course of performance of services under this Agreement, any Confidential Information. This provision shall not apply to the Employee's general expertise and know-how, nor to Confidential Information that has been voluntarily disclosed to the public by the Company, or otherwise entered the public domain through lawful means. Confidential information shall include, but not be limited to, all nonpublic information relating to the Company's (i) business, research, development and marketing plans, strategies and forecasts; (ii) business; (iii) products (whether existing, in development, or being contemplated); (iv) customers' identities, usages, and requirements; (v) reports; (vi) formulas; (vii) specifications; (viii) designs, software and other technology; and (ix) terms of contracts.

88. Return of Documents. Upon the termination of the Employee's employment, the Employee shall return all media on which any Confidential Information may be recorded or located, including, without limitation, documents, program source codes, samples, models, blueprints, photocopies, photographs, drawings, descriptions, reproductions, cards, tapes, discs and other storage facilities (collectively "Documentation") made by the Employee or that come into the Employee's possession by reason of the Employee's relationship hereunder with the Company are the property of the Company and shall be returned to the Company. The Employee shall not deliver, reproduce, or in any way allow any Documentation to be delivered or used by any third party without the written direction or consent of a duly authorized representative of the Company.

89. Covenant Not to Compete. The Employee agrees that during the Employee's association with the Company and for 1 year after the Employee's Termination Date, the Employee shall not, directly or indirectly, through any other person, firm, corporation or other entity, compete with the Company, anywhere within a radius of 30 miles from 305 Roseberry Street, Phillipsburg, New Jersey 08865, in the performance of banking services, including the operation of branches for any competing entities within the 30 mile radius; or within 10 miles of any branches of the Company or any related entity prior to any Change in Control. The Company and the Employee agree that the Company's business is regional in scope and is highly competitive. The Employee, therefore acknowledges that the scope of this Non-Solicitation is reasonable, and applies in the context of any voluntary or involuntary termination of employment. In the event that any aspect of this covenant is deemed to be unreasonable by a court, the Employee shall submit to the reduction of either the time or territory to such an area or period as the court shall deem reasonable. In the event the Employee violates this covenant, then the time limitation shall be extended for a period of time equal to the pendency of such proceedings, including appeals.

90. No Solicitation of Employees. During the course of employment with the Company, the Employee shall come into contact and become familiar with the Company's employees, their knowledge, skills, abilities, salaries, commissions, draws, benefits, and other matters with respect to such employees, all of which information is not generally known to the public, but has been developed, acquired or compiled by the Company at its great effort and expense. Any solicitation, luring away or hiring of such employees of the Company shall be highly detrimental to the business of the Company and may cause serious loss of business and great and irreparable harm. Consequently, the Employee covenants and agrees that during the course of employment with the Company and for a period of 1 year after the Employee's Termination Date, whether voluntary or involuntary, the Employee shall not, directly or indirectly, whether on behalf of the Employee or others, solicit, lure or hire away any employees of the Company or assist or aid in any such activity.

91. Waivers. A waiver by either party of any term or condition of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof. All rights, remedies, undertakings or obligations contained in this Agreement shall be cumulative and none of them shall be in limitation of any other right, remedy, undertaking or obligation of either party.

92. Severability. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

93. Injunction Relief. Damages may be an inadequate remedy in the event of an intended, threatened or actual breach by the Employee of any of the provisions of this Agreement. Any breach by the Employee may cause the Company great and irreparable injury and damage. To the extent that such injury and damage can be demonstrated to a court of competent jurisdiction, the Company shall be entitled, without waiving any additional rights or remedies otherwise available to the Company at law, or in equity or by statute, to injunctive and other equitable relief in the event of an intended, threatened, or actual breach by the Employee of any said covenants.

94. Liability Coverage. The Company, and any related entity or successor entities agrees to indemnify the Employee in accordance with the terms of the Vista Bylaws. The Company also agrees to continue to provide any existing officers and directors insurance and/or liability policies covering the Employee through any Termination Date, and shall use its best efforts to continue to maintain the policies in effect at the time of termination or comparable policies covering the Employee for the Employee's period of employment with the Company, and for a period of 3 years after the date of any termination. In no event shall the Employee receive any lesser officers and directors protection, than is provided to the current active Board of Directors.

95. Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

96. Entire Agreement. This Agreement contains the entire agreement between the Employee and the Company with respect to the transactions contemplated herein, and supersedes all previous written and oral negotiations, commitments, and understandings. Its terms shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto and making specific reference to this Agreement.

97. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Employee, his or her heirs, executors, administrators, and legal representations, and the Company, it successors and assigns.

98. Amendment. This Agreement may not be altered, changed, amended or terminated except by written agreement signed by the Employee and the Company.

99. Arbitration. Any controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration award shall be final and binding and judgement upon the award rendered in such arbitration may be entered in any court having jurisdiction thereof.

100. Right to Withhold. The Company shall have the right to deduct from payments due to the Employee under this Agreement, any and all Federal, state or local taxes, if any, required by law to be withheld with respect to such payments.

101. Written Notices. Any notice, request or other document to be given hereunder by the Company to the Employee or by the Employee to the Company shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid and addressed as follows:

      If to the Company:

      Vista Bancorp, Inc.
      305 Roseberry Street
      Phillipsburg, New Jersey 08865
      Attention:  President

      If to the Employee:

      William F. Keefe
      305 Roseberry Street
      Phillipsburg, New Jersey  08865

102. Non-Defamation. During the course of the Employee's employment by the Company, or any related entity or successor entities, or at any time thereafter, the Employee shall not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Company, or any related entity or successor entities, or their reputations, nor shall the Employee assist any other person, firm or company in so doing. The Company also agrees that it will not, directly or indirectly, in public or private, deprecate, impugn or otherwise make any remarks that would tend to or be construed to tend to defame the Employee or the Employee's reputation, nor will the Company assist any other person, firm or entities in engaging in such activities.

103. References. After the termination of the Employee's employment with the Company, or any related entity or successor entities, reference inquiries from prospective employers shall be handled by only verifying the Employee's dates of employment, last position held, and levels of Compensation.

104. New Jersey Law. The Employee and the Company agree that this Agreement and any interpretation thereof shall be governed by the laws of the State of New Jersey.

105. Headings. The headings contained in this Agreement are for reference only. In the event of a conflict between a heading and the context of any Section, the context of the Section shall control.


WITNESS                                     WILLIAM F. KEEFE


-------------------------------             ------------------------------------

WITNESS                                     VISTA BANCORP, INC.


-------------------------------             ------------------------------------